EXHIBIT 10.9

NATIONAL SECURITY SOLUTIONS INC.

FORM OF CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

The board of directors (the “Board”) of National Security Solutions Inc. (the “Company”) hereby establishes the Audit Committee of the Board (the “Audit Committee”) with the following purpose, authority, powers, duties and responsibilities.

I. PURPOSE

The purpose of the Audit Committee is to represent and assist the board of directors (the “Board”) of the Company as an independent and objective party in its general oversight of the Company’s accounting and financial reporting processes, the independence of the independent auditor, audits of the financial statements and internal control and audit functions. The executive officers of the Company (“Management”) are responsible for (1) the preparation, presentation and integrity of the Company’s financial statements; (2) implementation of accounting and financial reporting principles; and (3) oversight of the Company’s internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. The Company’s independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards in the United States (“GAAP”).

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of Management or the independent auditor. The Audit Committee serves a board-level oversight role where it oversees the relationship with the independent auditor, as set forth in this charter, receives information and provides advice, counsel and general direction, as it deems appropriate, to Management and the auditor, taking into account the information it receives, discussions with the auditor, and the experience of the Audit Committee members in business, financial and accounting matters.

II. MEMBERSHIP AND STRUCTURE

The Audit Committee shall be comprised of at least three directors determined by the Board to meet the director and audit committee member independence requirements and financial literacy requirements of the American Stock Exchange (“AMEX”) and the Securities and Exchange Commission (“SEC”), each as amended from time to time. At least one member of the Audit Committee must be financially sophisticated, as determined by the Board, and no Audit Committee member may have participated in the preparation of the financial statements of the Company or any of the Company’s current subsidiaries at any time during the past three years, each as required by the Corporate Governance Requirements set forth in the AMEX Company Guide. Appointment to the Audit Committee and the designation of any Audit Committee member as an “audit committee financial expert” shall be made on an annual basis by the full Board.

Meetings of the Audit Committee shall be held at such times and places as the Audit Committee shall determine, provided that such meetings shall be held no less frequently than quarterly. When necessary, the Audit Committee shall meet in executive session with each of the members of Management, the principal internal auditor of the Company or the independent auditor, outside of the presence of any other officer of the Company. The chairman of the Audit Committee shall report regularly on activities of the Audit Committee to the full Board. In fulfilling its responsibilities, the Audit Committee shall have authority to delegate its authority to subcommittees, in each case to the extent permitted by applicable law. The majority of the members of the

Audit Committee shall constitute a quorum. Actions of the Audit Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members of the Audit Committee present and voting. Actions taken in writing, to be valid, shall be signed by all members of the Audit Committee.

III. RESPONSIBILITIES

The Audit Committee is responsible for:

•

the appointment, retention, compensation, and oversight of the work of an independent registered public accounting firm engaged as the Company’s independent auditor. In this regard, the Audit Committee shall appoint and retain, compensate, evaluate and terminate when appropriate, the independent auditor, which shall report directly to the Audit Committee.

•

obtaining and reviewing, at least annually, a report by the independent auditor describing (i) the Company’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review or by any inquiry or investigation by governmental or professional authorities, and any steps taken to deal with any such issues.

•

obtaining, reviewing and discussing with the independent auditor, at least annually, the written statement from the independent auditor delineating all relationships between the auditor and the Company or any other relationships that may impact the objectivity and independence of the auditor, and, based on such review, assessing the independence of the auditor and taking or recommending that the Board take appropriate action to oversee the independence of the outside auditor.

•

establishing policies and procedures for the review and pre-approval by the Audit Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditor.

•

reviewing, appraising and discussing with the independent auditor: (a) its audit plans and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditor’s procedures with respect to interim periods.

•

reviewing and discussing reports from the independent auditors on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with Management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and Management.

•

reviewing and discussing with the independent auditor the independent auditor’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such further matters as the independent auditors present to the Audit Committee under GAAP.

•

meeting to review and discuss with Management and the independent auditor the annual audited and quarterly financial statements of the Company, including (i) an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, (ii) the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including accounting policies that may be regarded as critical, and (iii) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations.

•	if deemed appropriate, recommending to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year.

•

reviewing and discussing earnings press releases and corporate practices with respect to earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies.

•

reviewing and discussing with the Company’s officers and the independent auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between the Company’s officers and the independent auditors.

•	reviewing and discussing with the Company’s officers the Company’s major financial risk exposures and the steps the Company’s officers have taken to monitor and control such exposures.

•	establishing policies and procedures for the review, approval and ratification of related party transactions, as defined in applicable SEC rules.

•

reviewing, appraising and discussing with the independent auditor and the Company’s officers: (a) the adequacy and effectiveness of the Company’s internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management); (b) the Company’s internal audit procedures; and (c) the adequacy and effectiveness of the Company’s disclosure controls and procedures, and management reports thereon.

•

reviewing annually with the Company’s officers the scope and results of the internal audit program, and reviewing annually the performance of both the internal audit group and the independent auditor in executing their plans and meeting their objectives.

•	reviewing the use of auditors other than the independent auditor.

•

overseeing the Company’s compliance program with respect to legal and regulatory requirements, including the Company’s code of conduct and ethics, and overseeing the Company’s policies and procedures for monitoring compliance.

•

establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	establishing policies for the hiring of employees and former employees of the independent auditor.

•	preparing the report of the Audit Committee required by the rules of the SEC to be included in the Company’s annual proxy statement.

•

when appropriate, designating one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Audit Committee as the Audit Committee shall direct.

•	providing an open avenue of communications among the Company’s independent auditor, Management, internal finance department and the Board.

•	annually evaluating the performance of the Audit Committee and assessing the adequacy of the Audit Committee charter.

IV. ADVISORS

The Audit Committee shall have the authority to engage independent legal, accounting and other advisors as it determines necessary to carry out its duties. The Board of Directors shall provide the Audit Committee with adequate funding, as determined by the Audit Committee, from the Company for payment of compensation to any such advisors, including any independent registered public accounting firm engaged as the Company’s independent auditor, and for the payment of ordinary administrative expenses that are necessary or appropriate in carrying out the Audit Committee’s duties. The Audit Committee shall have sole authority to approve related fees and retention terms.